Debt Securities in Issue	6 Months Ended
Jun. 30, 2020
Debt securities in issue [abstract]
Debt securities in issue

10 Debt securities in issue

Debt securities in issue relate to debentures and other issued debt securities with either fixed interest rates or interest rates based on floating interest rate levels, such as certificates of deposit and accepted bills issued by ING Group, except for subordinated items. Debt securities in issue do not include debt securities presented as Financial liabilities at fair value through profit or loss. ING Group does not have debt securities that are issued on terms other than those available in the normal course of business. The maturities of the debt securities are as follows:

Debt securities in issue – maturities
	30 June 2020	31 December 2019
Fixed rate debt securities
Within 1 year	32,575	26,871
More than 1 year but less than 2 years	13,311	10,358
More than 2 years but less than 3 years	3,232	9,527
More than 3 years but less than 4 years	6,608	6,321
More than 4 years but less than 5 years	3,466	2,836
More than 5 years	28,705	29,007
Total fixed rate debt securities	87,896	84,920

Floating rate debt securities
Within 1 year	26,090	24,938
More than 1 year but less than 2 years	3,380	3,126
More than 2 years but less than 3 years	1,469	3,041
More than 3 years but less than 4 years	1,458	1,541
More than 4 years but less than 5 years	90	144
More than 5 years	755	816
Total floating rate debt securities	33,242	33,608

Total debt securities	121,138	118,528

In the first six months of 2020, Debt securities in issue increased by EUR 2.6 billion. This increase is mainly attributable to issuances of commercial paper of EUR 4.7 billion, certificates of deposits of EUR 0.6 billion and an increase in other debt securities of EUR 1.2 billion partly offset by matured savings certificates of EUR 0.2 billion, the redemption of RMBS (residential mortgage backed securities) of EUR 0.5 billion and matured long term maturity bonds of EUR 3.2 billion.